UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09445

Marketocracy Funds
(Exact name of registrant as specified in charter)

1200 Park Place, Suite 100, San Mateo, CA 94403
(Address of principal executive offices) (Zip code)

Kendrick W. Kam
1200 Park Place, Suite 100, San Mateo, CA 94403
(Name and address of agent for service)

1-888-884-8482
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2010

Item 1. Report to Stockholders.

Semi-Annual Report

MASTERS 100 FUND

December 31, 2010

MASTERS 100 FUND

Performance & Portfolio Discussion

Dear Shareholder:

2010 was a year filled with extraordinary risks. Early on, the European sovereign debt crisis and the “flash crash” revealed how quickly the market can unravel when there are doubts about the stability of the financial system and the solvency of some the world’s major countries is called into question.

In the first half of the year, the defensive analyst team I selected used cash and inverse ETFs to adjust the Fund’s net exposure to the market from as low as 40% to as high as 65%. Because of this defensive posture, the Fund significantly underperformed the market in the first half of the year.

However, in the second half of the year, the defensive analyst team captured most of the market’s strong returns in the past 6 months without being fully exposed to the market’s risks with the Fund gaining 22.2% compared to the S&P 500’s gain of 23.3%.

Even though the S&P 500’s gain of 15.06% for the year beat the Fund’s gain of 10.54%, I believe the defensive team did a good job of steering the Fund through an extraordinarily risky time. Reasonable people can disagree on this, but I don’t think the extra 4.52% the S&P 500 delivered was worth taking the risk of a market crash.

In my view, the only people who were well-advised to be fully invested in the first half of the year were those who could survive a 50% loss. I don’t think many of the Fund’s shareholders match this profile, so I am pleased that the team took steps to avoid the risks even though the Fund ended the year 4.52% behind the S&P 500.

In the past three months the defensive team became more fully exposed to the market. However, the defensive team is not the right team to use when you want an aggressive posture. Consequently, at the beginning of the 2011, I engaged NoLoad FundX to provide research that helps me make changes to the team more quickly in response to changes in market conditions.

I selected NoLoad FundX because they have an impressive 30+ year track record managing model portfolios comprised of no-load mutual funds with a strategy they call Upgrading. Since the model portfolios of the m100 follow similar accounting and diversification rules as mutual funds, I wondered whether the lessons NoLoad FundX has learned about selecting mutual funds could be applied to select m100 models for our Fund. After reviewing our data with them, I am convinced that their research can help me do a better job of managing the Fund’s analyst team.

The changes I’ve made so far to the team with NoLoad FundX’s help has resulted in a more aggressive posture with higher market exposure and a greater focus on energy and natural resources.

Returns assume reinvestment of dividends and distributions. Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit: http://www.masters100fund.com/ or call 888-884-8482. The Fund’s total expense ratio was 2.29% (including 1.95% paid to the adviser, and 0.34% for acquired fund fees and expenses) as of October 28, 2010.

Sincerely,

Ken Kam
Portfolio Manager
Marketocracy Masters 100 Fund

Semi-Annual Report - 1

Performance Summary

	CUMULATIVE				ANNUALIZED
As of 12/31/10	1 YEAR	3 YEAR	5 YEAR	INCEPT*	1 YEAR	3 YEAR	5 YEAR	INCEPT*
MASTERS 100 FUND	10.54%	-23.27%	-3.50%	40.16%	10.54%	-8.45%	-0.71%	3.76%
MARKET INDICES
DJIA	14.06%	-4.75%	23.47%	53.64%	14.06%	-1.61%	4.31%	4.80%
S&P 500	15.06%	-8.32%	11.99%	36.28%	15.06%	-2.86%	2.29%	3.44%
NASDAQ	18.15%	3.09%	25.92%	47.18%	18.15%	-1.02%	4.71%	4.31%

*	The inception date for the Masters 100 Fund was November 5, 2001.

The above indices are unmanaged and cannot be invested in directly. Returns for the above indices and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482 or visit: http://funds.marketocracy.com/mof/index.html. The Fund’s total expense ratio was 2.29% (including 1.95% paid to the adviser, and 0.34% for acquired fund fees and expenses) as of October 28, 2010.

Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, Foreign Investment risk, and Internet Reliance risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is  rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation. Operation of Marketocracy.com’s website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Fund’s investment adviser’s ability to manage the Fund’s portfolio.

The m100 group, upon whose research the Masters 100 Fund’s portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals, and are not employees of the Fund or its adviser. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.

Semi-Annual Report - 2

MASTERS 100 FUND

Marketocracy Funds advises investors to carefully consider the investment objectives, risks, and charges and expenses associated with the Fund prior to investing. The Fund’s prospectus contains this and other information about the Fund. To obtain a prospectus containing more complete information about the Fund, including fees and expenses, please call 1-888-884-8482, or visit: http://mcm.marketocracy.com/_mcmmedia/pdf/mof/M100_Prospectus.pdf. Please read the prospectus carefully before investing.

Distributor: Rafferty Capital Markets, LLC

Date of first use:  March 1, 2011

Semi-Annual Report - 3

Fund Holdings by Sector*

*	Percent of total net assets.
**	Net of cash equivalents and other assets in excess of liabilities.

Growth of $10,000

Semi-Annual Report - 4

MASTERS 100 FUND

Shareholder Expense Example (Unaudited)

As a shareholder of the Masters 100 Fund (the “Fund”), you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  Investment Retirement Accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees and administration fees (which include fund accounting, custody and transfer agent costs).  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report - 5

Actual Returns vs. Hypothetical Returns
Six Months Ended December 31, 2010

		Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2010 to
	July 1, 2010	December 31, 2010	December 31, 2010
Actual	$1,000.00	$1,222.10	$10.70
Hypothetical (5% return per
year before expenses)	$1,000.00	$1,015.32	$ 9.70

*	Expenses are equal to the Fund’s annualized expense ratio of 1.91%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report - 6

MASTERS 100 FUND

Financial Statements as of
December 31, 2010 (Unaudited)

•	Portfolio of Investments
•	Statement of Assets and Liabilities
•	Statement of Operations
•	Statements of Changes in Net Assets
•	Financial Highlights
•	Notes to the Financial Statements

Semi-Annual Report - 7

Portfolio of Investments
December 31, 2010 (Unaudited)

		Shares	Market Value
COMMON STOCKS - 80.4%			$11,236,006
(Cost $9,145,589)

ACCOMMODATION & FOOD SERVICES - 0.5%			62,448
MTN	VAIL RESORTS, INC.*	1,200	62,448

ADMINISTRATIVE SUPPORT - 1.4%			189,720
UTA	UNIVERSAL TRAVEL GROUP*	31,000	189,720

ARTS, ENTERTAINMENT & RECREATION - 0.5%			64,694
GPN	GLOBAL PAYMENTS, INC.	1,400	64,694

EDUCATIONAL SERVICES - 0.7%			93,610
CEU	CHINA EDUCATION ALLIANCE, INC.*	37,000	93,610

FINANCE & INSURANCE - 9.6%			1,345,262
AGNC	AMERICAN CAPITAL AGENCY CORP.	600	17,244
NLY	ANNALY CAPITAL MANAGEMENT, INC.	1,200	21,504
AGO	ASSURED GUARANTY LTD.	1,200	21,240
BCH	BANCO DE CHILE - ADR	700	61,866
BAC	BANK OF AMERICA CORPORATION	40,400	538,936
C	CITIGROUP, INC.*	7,000	33,110
CME	CME GROUP, INC.	600	193,050
CODI	COMPASS DIVERSIFIED HOLDINGS	10,600	187,514
OKS	ORITANI FINANCIAL CORP.	6,200	75,888
PL	PROTECTIVE LIFE CORP.	1,400	37,296
PROV	PROVIDENT FINANCIAL HOLDINGS, INC.	5,900	42,716
TELOZ	TEL OFFSHORE TRUST*	90	132
USB	US BANCORP	2,300	62,031
VRTB	VESTIN REALTY MORTGAGE II, INC.*	33,900	49,155
YUII	YUHE INTERNATIONAL, INC.*	400	3,580

INFORMATION - 7.9%			1,101,002
ADP	AUTOMATIC DATA PROCESSING, INC.	1,400	64,792
BMC	BMC SOFTWARE, INC.*	1,200	56,568
CCME	CHINA MEDIAEXPRESS HOLDINGS, INC.*	28,400	449,856
FIS	FIDELITY NATIONAL INFORMATION SERVICES, INC.	1,200	32,868
FTR	FRONTIER COMMUNICATIONS CORP.	2,800	27,244
GCI	GANNETT CO., INC.	2,200	33,198
GOOG	GOOGLE, INC.*	100	59,397
MBT	MOBILE TELESYSTEMS OJSC - ADR	4,950	103,307
NFLX	NETFLIX, INC.*	200	35,140
TEF	TELEFONICA S A - ADR	200	13,684
TMRK	TERREMARK WORLDWIDE, INC.*	6,000	77,700
MNI	THE MCCLATCHY CO.*	8,800	41,096
VZ	VERIZON COMMUNICATIONS, INC.	2,000	71,560

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 8

MASTERS 100 FUND

VIP	VIMPEL-COMMUNICATIONS LTD. - ADR	2,300	34,592

MANUFACTURING - 39.2%			5,486,828
ABIX	ABATIX CORP.*	29,183	169,261
AMRN	AMARIN CORP. PLC - ADR*	65,206	535,341
AMN	AMERON INTERNATIONAL CORP.	800	61,096
AMCF	ANDATEE CHINA MARINE FUEL SERVICES CORP.*	4,900	27,048
AAPL	APPLE, INC.*	900	290,304
ATRC	ATRICURE, INC.*	7,600	77,824
BDC	BELDEN, INC.	1,800	66,276
CF	CF INDUSTRIES HOLDINGS, INC.	800	108,120
CVX	CHEVRON CORP.	600	54,750
CCGY	CHINA CLEAN ENERGY, INC.*	33,800	34,814
CELM	CHINA ELECTRIC MOTOR, INC.*	10,900	49,268
CMFO	CHINA MARINE FOOD GROUP LTD.*	5,000	26,850
CPHI	CHINA PHARMA HOLDINGS, INC.*	16,500	50,160
IMOS	CHIPMOS TECHNOLOGIES (BERMUDA) LTD.*	179,359	274,419
COH	COACH, INC.	2,800	154,868
ABV	COMPANHIA SIDERURGICA NACIONAL - ADR	2,400	74,472
CREE	CREE, INC.*	1,000	65,890
DEPO	DEPOMED, INC.*	89,687	570,409
DRQ	DRIL-QUIP, INC.*	1,000	77,720
GY	GENCORP, INC.*	27,100	140,107
GD	GENERAL DYNAMICS CORP.	700	49,672
GE	GENERAL ELECTRIC CO.	1,900	34,751
HGR	HANGER ORTHOPEDIC GROUP, INC.*	3,200	67,808
HRBN	HARBIN ELECTRIC, INC.*	7,800	135,330
HRS	HARRIS CORP.	300	13,590
JKS	JINKOSOLAR HOLDING CO. LTD. - ADR*	6,400	128,768
VIVO	MERIDIAN BIOSCIENCE, INC.	900	20,844
MYGN	MYRIAD GENETICS, INC.*	22,700	518,468
NRLTQ	NORTEL NETWORKS CORP.*	12	—
NUE	NUCOR CORP.	2,100	92,022
OSIS	OSI SYSTEMS, INC.*	2,000	72,720
PTIE	PAIN THERAPEUTICS, INC.*	37,300	251,775
PPHM	PEREGRINE PHARMACEUTICALS, INC.*	82,245	189,164
PX	PRAXAIR, INC.	600	57,282
ROP	ROPER INDUSTRIES, INC.	800	61,144
SNY	SANOFI-AVENTIS - ADR	1,800	58,014
SNTS	SANTARUS, INC.*	83,900	274,353
STE	STERIS CORP.	1,800	65,628
TSL	TRINA SOLAR LTD. - ADR*	1,800	42,156
VLO	VALERO ENERGY CORP.	8,100	187,272
VVUS	VIVUS, INC.*	27,000	252,990
HOGS	ZHONGPIN, INC.*	200	4,080

MINING - 9.0%			1,259,305
ATPG	ATP OIL & GAS CORP.*	2,800	46,872
BHP	BHP BILLITON LTD. - ADR	700	65,044
CHK	CHESAPEAKE ENERGY CORP.	10,400	269,464
CJJD	CHINA JO-JO DRUGSTORES, INC.*	15,800	65,886
CHBT	CHINA-BIOTICS, INC.*	10,200	149,940
EXXI	ENERGY XXI (BERMUDA) LTD.*	2,800	77,476

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 9

ESV	ENSCO PLC - ADR	4,000	213,520
FCX	FREEPORT-MCMORAN COPPER & GOLD, INC.	300	36,027
LLEN	L & L ENERGY, INC.*	2,800	30,240
MWE	MARKWEST ENERGY PARTNERS LP	1,600	69,296
SCCO	SOUTHERN COPPER CORP.	1,300	63,362
SWN	SOUTHWESTERN ENERGY CO.*	4,600	172,178

PROFESSIONAL, SCIENTIFIC & TECHNICAL SERVICES - 3.0%			422,322
CNYD	CHINA YIDA HOLDINGS, CO.*	1,400	14,098
MAIL	INCREDIMAIL LTD.	6,500	50,310
JGBO	JIANGBO PHARMACEUTICALS, INC.*	15,900	91,266
SOLF	SOLARFUN POWER HOLDINGS CO. LTD. - ADR*	6,200	50,654
SUTR	SUTOR TECHNOLOGY GROUP LTD.*	62,900	135,864
SNCR	SYNCHRONOSS TECHNOLOGIES, INC.*	3,000	80,130

REAL ESTATE RENTAL & LEASING - 2.2%			309,943
AVB	AVALONBAY COMMUNITIES, INC.	3	338
EQY	EQUITY ONE, INC.	700	12,726
SVLF	SILVERLEAF RESORTS, INC.*	90,960	102,785
XIN	XINYUAN REAL ESTATE CO. LTD. - ADR*	73,800	194,094

RETAIL TRADE - 5.1%			713,333
ABG	ASBURY AUTOMOTIVE GROUP, INC.*	200	3,696
AZO	AUTOZONE, INC.*	200	54,518
COD	COSTCO WHOLESALE CORP.	1,000	72,210
FDO	FAMILY DOLLAR STORES, INC.	1,600	79,536
WILC	G. WILLI FOOD-INTERNATIONAL LTD.*	4,900	31,752
JCP	J.C. PENNEY CO., INC.	1,800	58,158
MHS	MEDCO HEALTH SOLUTIONS, INC.*	4,400	269,588
SPGZ	SPECTRUM GROUP INTERNATIONAL, INC.*	3,411	8,528
SPH	SUBURBAN PROPANE PARTNERS LP	1,200	67,308
URBN	URBAN OUTFITTERS, INC.*	1,900	68,039

TRANSPORTATION & WAREHOUSING - 1.0%			139,533
CFW	CANO PETROLEUM, INC.*	7,300	2,810
OKS	ONEOK PARTNERS LP	800	63,600
SFL	SHIP FINANCE INTERNATIONAL LTD.	15	323
TCLP	TC PIPELINES LP	1,400	72,800

WHOLESALE TRADE - 0.3%			48,006
DIT	AMCON DISTRIBUTING CO.	600	48,006

WARRANTS - 0.0%			6
(Cost $1)
KKDOW	KRISPY KREME DOUGHNUTS, INC.* -
	Expiration 3/2/2012 at $12.21	18	6

EXCHANGE TRADED NOTES - 2.5%			349,392
(Cost $450,466)
DGP	POWERSHARES DB GOLD DOUBLE LONG*	1,800	77,274
DZZ	POWERSHARES DB GOLD DOUBLE SHORT*	34,100	272,118

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 10

MASTERS 100 FUND

INVESTMENT COMPANIES - 8.5%			1,190,087
(Cost $1,161,956)
SIVR	ETFS PHYSICAL SILVER SHARES TRUST*	400	12,292
IAU	ISHARES COMEX GOLD TRUST*	4,200	58,380
HYG	ISHARES IBOXX $ HIGH YIELD
	CORPORATE BOND FUND*	200	18,058
EMB	ISHARES JP MORGAN USD
	EMERGING MARKETS BOND FUND*	200	21,416
EPU	ISHARES MSCI ALL PERU INDEX FUND*	1,400	70,504
EWS	ISHARES MSCI SINGAPORE INDEX FUND	4,800	66,480
IGOV	ISHARES S&P/CITI INTL TREASURY BOND*	200	20,954
SLV	ISHARES SILVER TRUST*	3,500	105,630
HYF	MANAGED HIGH YIELD PLUS FUND, INC.	90,117	198,257
AGQ	PROSHARES ULTRA SILVER*	800	126,872
TWM	PROSHARES ULTRASHORT RUSSELL 2000*	16,500	207,570
GLD	SPDR GOLD TRUST*	200	27,744
UNG	UNITED STATES NATURAL GAS FUND*	39,500	236,210
ERH	WELLS FARGO ADVANTAGE
	UTILITIES AND HIGH INCOME FUND	1,700	19,720

CASH EQUIVALENTS - 9.5%			1,333,206
(Cost $1,333,206)
HIGHMARK 100% US TREASURY
MONEY MARKET FUND, 0.01%(1)		666,603	666,603
HIGHMARK DIVERSIFIED
MONEY MARKET FUND, 0.05%(1)		666,603	666,603

TOTAL INVESTMENT SECURITIES - 100.9%			14,108,697
(Cost $12,091,218)

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.9%)			(125,087)

NET ASSETS - 100.0%			$13,983,610

*	Non-income producing security.
(1)	Seven-day yield as of December 31, 2010.
ADR - American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 11

Statement of Assets and Liabilities
December 31, 2010 (Unaudited)

ASSETS
Investment securities:
At acquisition cost	$12,091,218
At market value (Note 2)	$14,108,697
Interest and dividends receivable	8,777
Receivable for portfolio investments sold	46,251
Receivable for capital shares sold	1,000
TOTAL ASSETS	14,164,725

LIABILITIES
Payable for portfolio investments purchased	109,741
Payable for capital shares redeemed	50,895
Accrued investment advisory fee	18,142
Accrued administrative fee	2,337
TOTAL LIABILITIES	181,115

NET ASSETS	$13,983,610

Net assets consist of:
Paid in capital	$22,612,939
Accumulated net investment loss	(105,043)
Accumulated net realized loss from security transactions	(10,541,765)
Net unrealized appreciation of investments	2,017,479
Net assets	$13,983,610

Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	1,440,200

Net asset value, offering price and redemption
price per share (Note 2)	$9.71

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 12

MASTERS 100 FUND
Statement Of Operations
Six Months Ended December 31, 2010 (Unaudited)

INVESTMENT INCOME
Dividends (net of withholding tax $4,186)	$86,827
Interest	117
TOTAL INVESTMENT INCOME	86,944

EXPENSES
Investment advisory fees (Note 4)	108,232
Administrative fees (Note 4)	29,549
TOTAL EXPENSES	137,781

NET INVESTMENT LOSS	(50,837)

REALIZED AND UNREALIZED GAINS ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments	492,358
Capital gain distributions from other investment companies	1,394
Net change in unrealized appreciation of
investments and foreign currency	2,320,429

NET REALIZED AND UNREALIZED GAINS ON
INVESTMENTS AND FOREIGN CURRENCY	2,814,181

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,763,344

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 13

Statement of Changes in Net Assets

	Six Months
	Ended	Year
	12/31/10	Ended
	(Unaudited)	6/30/10
FROM OPERATIONS:
Net investment loss	$(50,837)	$(136,420)
Net realized gain from investments
sold and foreign currency	492,358	788,816
Net increase from payments by affiliates	—	617
Capital gain distributions from
other investment companies	1,394	1,323
Net change in unrealized appreciation
on investments	2,320,429	314,338
Net increase in net assets
resulting from operations	2,763,344	968,674

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(24,591)	(142,859)
Decrease in net assets from
distributions to shareholders	(24,591)	(142,859)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	204,419	2,423,338
Net asset value of shares issued to
shareholders in reinvestment of distributions	24,207	140,757
Payments of shares redeemed	(4,433,322)	(5,615,276)
Net decrease in net assets
from capital share transactions	(4,204,696)	(3,051,181)

TOTAL DECREASE IN NET ASSETS	(1,465,943)	(2,225,366)

NET ASSETS:
Beginning of year	15,449,553	17,674,919
End of year	$13,983,610	$15,449,553
Undistributed Net Investment Loss	$(105,043)	$(29,615)

Capital Share Activity
Shares sold	23,507	281,636
Shares issued in reinvestment
of distributions to shareholders	2,628	16,160
Shares redeemed	(526,783)	(650,809)
Net decrease in shares outstanding	(500,648)	(353,013)
Shares outstanding, beginning of year	1,940,848	2,293,861
Shares outstanding, end of year	1,440,200	1,940,848

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 14

MASTERS 100 FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For a Share of Capital
Stock Outstanding Throughout Each Period/Year

	Six Months
	Ended		Year	Year	Year	Year	Year
	12/31/10		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10	6/30/09	6/30/08	6/30/07	6/30/06
Net asset value at
beginning of period/year	$7.96		$7.71	$13.56	$16.50	$13.48	$11.09

Income from
Investment Operations:
Net investment income (loss)	(0.04	)*	(0.07)	0.13	(0.02)	(0.10)	(0.07)
Net realized and unrealized
gain (loss) on investments	1.81		0.39	(5.66)	(0.75)	3.12	2.46
Total from
investment operations	1.77		0.32	(5.53)	(0.77)	3.02	2.39

Less distributions from:
Net Investment Income	(0.02)		(0.07)	—	—	—	—
Realized gains	—		—	(0.32)	(2.17)	—	—
Total distributions	(0.02)		(0.07)	(0.32)	(2.17)	—	—

Payments by affiliates	—		— (a)	—	—	—	—

Net asset value at
end of period/year	$9.71		$7.96	$7.71	$13.56	$16.50	$13.48

Total Return	22.21	%^	4.02%	(39.99)%	(4.62)%	22.40%	21.55%

Net assets at end
of period/year (millions)	$14.0		$15.4	$17.7	$35.1	$44.3	$44.1

Ratio of expenses
to average net assets:	1.91	%#	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment
income (loss) to
average net assets:	(0.70	)%#	(0.74)%	1.45%	(0.13)%	(0.64)%	(0.57)%
Portfolio turnover rate	101	%^	302%	248%	116%	134%	156%

(a)	Less than $0.01 per share.
*	Calculated using the average shares outstanding method.
^	Not annualized.
#	Annualized.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 15

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010 (Unaudited)

1. Organization

The Marketocracy Masters 100 Fund (the “Fund”) is a series of Marketocracy Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust was organized as a Delaware statutory trust on July 14, 1999.  The Fund commenced operations on November 5, 2001.

The objective of the fund is capital appreciation.  In seeking capital appreciation, the Fund invests primarily in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poors Composite Stock Price Index (the “S&P 500 Index”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Investment Valuation
Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities (or other assets) when the Fund’s sub-administrator, administrator or investment adviser do not receive market quotations for those securities (or other assets) or, in some limited cases, receive market quotations for the securities or other assets that they do not believe are reliable or correct.  Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges.  With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies.  The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Semi-Annual Report - 16

MASTERS 100 FUND

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate.  However, the Fund’s portfolio tends to be extremely and broadly diversified.  At December 31, 2010, the Fund held 129 securities across all 13 sectors represented by the North American Industry Classification System (“NAICS”). Thus, erroneous fair values of one or even several are less likely to materially affect the Fund’s net asset value than if the Fund were less diversified.  In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges. Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges.  In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest. Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary change adjustments.  As of December 31, 2010 the Fund did not hold fair valued securities.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent.  The offering and redemption price per share of the Fund is equal to the net asset value per share.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

Masters 100 Fund
	Level 1	Level 2	Level 3
Common Stock^	$11,236,006	$—	$—
Warrants	6	—	—
Exchange Traded Notes	349,392	—	—
Investment Companies	1,190,087	—	—
Cash Equivalents	1,333,206	—	—
Total Investments in Securities	$14,108,697	$—	$—

^	See Portfolio of Investments for industry breakouts.

Semi-Annual Report - 17

New Accounting Pronouncements
In January 2010, the FASB issued Accounting Standards Updated “Improving Disclosures about Fair Value Measurements” (“ASU”).  the ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and Level 2, and b) purchase, sales, issuances and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers into or out of Levels 1 or 2 during the year ended December 31, 2010.  The second disclosure will become effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.  The Fund is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Distributions are recorded on the ex-dividend date.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.2% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  As of June 30, 2010, the Fund had post-October losses of $794,072.  At June 30, 2010, the Fund has estimated capital loss carryforwards of $9,156,579 of which $2,643,035 expires in 2017, and $6,513,544 expires in 2018.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years 2007-2009, or expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the State of California; however the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Semi-Annual Report - 18

MASTERS 100 FUND

Security Transactions and Investment Income
Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Subsequent Events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.  There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3. Investment Transactions

The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the six months ended December 31, 2010 are summarized below:

Purchases	$13,312,428
Sales	$16,336,610

There were no purchases or sales of long-term U.S. Government securities.

The cost basis for federal income tax purposes at December 31, 2010 was as follows:

Masters 100 Fund

Cost of investments	$13,230,292
Gross tax unrealized appreciation	1,256,916
Gross tax unrealized depreciation	(378,511)
Net tax unrealized appreciation	$878,405

Because tax adjustments are calculated annually, the above table reflects the tax adjustments outstanding at the Fund’s previous fiscal year end.

4. Investment Advisory and Administration Agreements

Advisory Fees – The investment adviser for the Fund is Marketocracy Capital Management LLC (“MCM” or the “Adviser”).  The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees.  The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are “interested persons” of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection

Semi-Annual Report - 19

with the provision of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives management fees from the Fund, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund’s average daily net assets.  Under the Advisory Agreement, the Fund’s investment adviser has contractually agreed that the Fund’s total annual operating expenses (exclusive of certain items, including acquired fund fees and expenses) will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion and 1.80% of such assets in excess of $1 billion.  This arrangement will continue as long as the Trust’s Board of Trustees annually reviews and renews the Advisory Agreement.  For the six months ended December 31, 2010, the Fund incurred $108,232 in advisory fees.

Administration Fees – The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the “Administration Agreement”).  Under the Administration Agreement, MCM oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations.  MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder.  MCM has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.

For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion and 0.30% of such assets in excess of $1 billion, (excluding certain expenses of holding or carrying the Fund’s securities).  For the six months ended December 31, 2010, the Fund incurred administration fees of $29,549.

Effective December 1, 2010 and continuing through June 30, 2011 (the “Period”), the Fund’s Administrator, Marketocracy Capital Management LLC, has determined to lower the Fund’s Administration Fee from 0.45% to 0.20% of the Fund’s average daily net assets.  As of July 1, 2011, the Fund’s Administration Fee will revert to 0.45% of the Fund’s average daily net assets.

MCM has retained U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist MCM in providing executive, administrative and regulatory services to the Fund.  MCM (not the Fund) pays the Transfer Agent’s fees for these services.

Semi-Annual Report - 20

MASTERS 100 FUND

5. Distributions to Shareholders

On December 2, 2010, an ordinary income distribution of $0.02 per share was declared for the Fund.  The distribution was paid to shareholders of record on December 3, 2010.

The tax character of the distributions paid for the six months ended December 31, 2010 (estimated) and the fiscal year ended June 30, 2010 were as follows:

	December 31, 2010	June 30, 2010
Distributions paid from:
Ordinary income	$24,591	$142,859
	$24,591	$142,859
At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$24,593
Capital loss carryforward (Note2)	(9,156,579)
Accumulated gains on investments	(794,072)
Unrealized depreciation	(1,442,024)
$(11,368,082)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies and expiration of capital loss carryforwards.

Semi-Annual Report - 21

Approval of Investment Advisory Agreement (Unaudited)

Excerpt from November 8, 2010 Board of Trustees Meeting Minutes of material factors and conclusions regarding the approval of investment advisory agreement between Fund and Trust

WHEREAS, the Board requested and evaluated, and the Adviser furnished, such information concerning MCM and the Advisory Agreement between the Adviser and the Trust on behalf of the Fund as the Board has deemed reasonably necessary to evaluate the terms of such Advisory Agreement, including without limitation information concerning the Adviser’s brokerage practices and use of soft dollar credits generated by the Fund’s portfolio securities brokerage transactions;

WHEREAS, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act for evaluating and approving the continuation of the Advisory Agreement, the Board considered the following material factors:

(i)	the nature, extent and quality of the advisory services provided and to be provided by MCM to the Fund;

(ii)
the Fund’s investment performance during the past fiscal year and other periods since the Fund’s inception, as compared to appropriate benchmarks, and as compared with other mutual funds with similar investment objectives and size;

(iii)
the costs of the advisory services provided and to be provided by MCM and the profits realized or to be realized by MCM and its affiliates, including Marketocracy, Inc. and Marketocracy Data Services LLC, from the relationship MCM has with the Fund;

(iv)
the extent to which economies of scale were and would be realized as the Fund grows and whether advisory fee levels reflect or would reflect those economies of scale to the benefit of the Fund’s shareholders;

(v)
a comparison of the services rendered and to be rendered and the amounts paid and to be paid under the Advisory Agreement with other amounts paid to other investment advisers under other investment advisory contracts with other registered investment companies in the same Lipper category of Multi-Cap Growth, including a peer group of 12 other Lipper Multi-Cap Growth funds (with the Fund, the “Peer Group”) and the entire universe of Lipper Multi-Cap Growth funds;

(vi)	a comparison of the services rendered and to be rendered and the amounts paid and to be paid under the Advisory Agreement with other amounts paid to MCM by clients of MCM other than the Fund;

(vii)
any benefits derived or to be derived by MCM from its advisory relationship with the Fund such as (a) soft dollar arrangements by which broker-dealers provided or will provide research to MCM in return for MCM allocating Fund brokerage to such broker-dealers, and (b) the Administration Agreement;

(viii)	the nature of the Fund’s investments;

(ix)	the changing climate in the financial services industry;

Semi-Annual Report - 22

MASTERS 100 FUND

(x)
the risks assumed by MCM in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply;

(xi)	the volatility of the financial markets and, thus, of advisory fee income;

(xii)	the need to provide sufficient incentives to the owners and employees of MCM; and

(xiii)	the appropriateness of the advisory fees paid by the Fund to MCM in light of the foregoing considerations;

WHEREAS, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act for evaluating and approving the continuation of the Advisory Agreement, the Board came to the following conclusions regarding the foregoing material factors:

(i)
the nature, extent and quality of the advisory services provided and to be provided by MCM to the Fund are unique in the investment management industry, MCM and its affiliates having developed an entirely new, high quality and innovative approach to, and systems, data and technology for, investing and portfolio management through the combination of the Internet, the website Marketocracy.com, the m100 and MCM’s proprietary methods of selecting the m100, all of which permit MCM to manage and adjust the Fund’s portfolio very flexibly based on the proven objective performances of the m100 research analysts in a manner no other mutual fund group can; and

(ii)
the Fund’s investment performances during the past fiscal year ended June 30, 2010, and various periods since the Fund’s inception through the Fund’s latest fiscal year, lagged the S&P 500 Index, and lagged the performances of the majority universe of Lipper Mid-Cap Growth funds; and

(iii)
MCM’s and its affiliates’ costs in providing MCM’s investment advisory services (a) have been very high because of the research and development required to create and implement MCM’s and its affiliates’ unique and innovative approach to investment research and management, (b) have required considerable investments of time and capital by MCM and its affiliates, who have funded such investments through venture capital financing and reinvestment of all of MCM’s and all of its affiliates’ revenues, and (c) have so far prevented MCM and its affiliates from reasonably profiting on their considerable investment from the relationship MCM has with the Fund;

(iv)	if and as the Fund grows, the Fund’s current advisory breakpoints and expense limitations would reflect economies of scale to the benefit of the shareholders;

(v)
the comparison of MCM’s investment advisory fees of 1.50% of the Fund’s average annual net assets (approximately $277,070 for the fiscal year ended June 30, 2010) to fees charged by the investment advisers of other Lipper Multi-Cap Growth mutual funds indicated that (a) MCM’s advisory fee level was the highest, and much higher than the 0.950% median, of the Peer Group (fourth quartile) and well above the Lipper Multi-Cap Growth universe median of 0.568%; (b) the Fund’s total annual expenses of 1.95% (exclusive of so-called “acquired fund fees and expenses” of 0.34%) of the Fund’s average annual net assets was the highest, and much higher than the 1.411% median, of the Peer Group (fourth quartile), and well above Lipper Multi-Cap Growth universe median of 1.241%; but (c) the Fund’s average net assets of approximately $13.7 million were lower than the $17.2 million median and $20.5 million average for the Peer Group;

Semi-Annual Report - 23

(vi)
the comparison of MCM’s investment advisory fees of 1.50% of the Fund’s average annual net assets to fees charged by MCM to its non-Fund clients indicated that (a) such fee rate was identical to that MCM charged its retail separately managed account clients at the lowest level of assets under management; and (b) such fees were comparable to the fees charged to its hedge fund client of 0.75% of that fund’s average annual assets plus a performance incentive fee of (1) 20% of any positive difference (“Difference”) in performance of the hedge fund versus the S&P 500 Index, if any with the quarterly Difference determined after deducting the base management fee or (2) 20% of the excess of the hedge fund’s performance over a 1% annual return;

(vii)
MCM (a) derived benefits from its advisory relationship with the Fund of (1) approximately $170,604 or approximately 1.24% of the Fund’s average annual assets for its fiscal year ended June 30, 2010) through soft dollar arrangements by which broker-dealers provided or will provide research to the Fund and MCM in return for allocating Fund brokerage, and (2) 0.45% of the Fund’s average annual net assets, approximately $83,121, for the same fiscal year through providing administrative services to the Fund pursuant to the Administration Agreement and (b) may derive similar levels of soft dollar benefits during the Fund’s current fiscal year ending June 30, 2011;

(viii)	the Fund’s investments were extremely diverse, covering virtually the entire spectrum of the 10 S&P 500 Index sectors and averaging over 100 different issuers at any one time;

(ix)
the changing regulatory climate in the financial services industry resulting from the recent mutual fund and insurance industry scandals has raised the baseline costs and management requirements significantly for investment advisers and mutual funds;

(x)
the risks assumed by MCM in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply, have been raised significantly as a result of the myriad regulatory initiatives resulting from recent mutual fund and insurance industry scandals;

(xi)
the volatility of the financial markets and, thus, of advisory fee income and investment performance results, has been significant in recent years, including the market turmoil in late 2008 and early 2009;

(xii)
the need to provide sufficient incentives to the owners and employees of MCM is extremely high given the unique and innovative approach to investment research and management, and the facts that the relationship of MCM and the Fund has never been profitable for MCM and that lower the advisory fees for MCM just are not financially practical at this time; and

(xiii)
the investment advisory fees received and to be received by MCM (and indirectly, its affiliates) were appropriate given the unique nature, extent and quality of the advisory services provided and to be provided to the Fund by MCM as more fully described in paragraph (i) above;

WHEREAS, in connection with its annual review of the Material Agreements, the Board also considered the experience and qualifications of the Independent Trustees, whether the Independent Trustees are fully informed about all the facts with respect to the Material Agreements, and the extent of care and conscientiousness the Independent Trustees bring to bear in the performance of their duties as Trustees and Independent Trustees of the Trust;

Semi-Annual Report - 24

MASTERS 100 FUND

NOW, THEREFORE, BE IT RESOLVED, that the Advisory Agreement is fair, reasonable and in the best interest of the Fund and its shareholders, and that the continuation of the Advisory Agreement, including the payment by the Fund of the advisory fees thereunder to MCM, through December 13, 2011, be, and it hereby is, authorized and approved.

Semi-Annual Report - 25

(This Page Intentionally Left Blank.)

Semi-Annual Report - 26

MASTERS 100 FUND

Privacy Policy

Marketocracy Funds

Marketocracy Funds recognizes and respects your privacy expectations.  We are providing our privacy policy to you as notice of the kinds of information we collect about you and the circumstances in which that information may be disclosed.

We collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions, and to the Funds’ investment advisers and their affiliates.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

From time to time, we may also share your personal or financial information with another company that may have financial products or services of interest to you.  We recognize that not all shareholders appreciate receiving information from other companies about products or services that may interest them.  You may instruct Marketocracy Funds not to share your information with other companies for this purpose.

To request that your information not be shared (an Opt Out Request), please call us toll-free at 888-884-8482, or send a written request, including your name, address and social security number to:

Marketocracy Funds
c/o US Bancorp Funds Services LLC
P.O. Box 701
Milwaukee, WI 53201-0701

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Semi-Annual Report - 27

Availability of Quarterly Portfolio Schedule

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters.  Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-888-884-8482.  You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Proxy Voting

Information regarding how the Fund voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available annually, by calling 1-888-884-8482.  Furthermore, you can obtain the information on the Securities and Exchange Commission’s website at http://www.sec.gov.

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities of the Fund are available in the Statement of Additional Information (“SAI”) on the Fund’s website at http://funds.marketocracy.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents

Only one prospectus, annual and semi-annual report will be sent to shareholders with the same last name and address on their Marketocracy accounts, unless you request multiple copies.  If you would like to receive separate copies, please call us at 1-888-884-8482.  We will begin sending your additional copies free of charge within thirty (30) days.  If your shares are held through a financial institution, please contact them directly.

Semi-Annual Report - 28

MASTERS 100 FUND

Investment Adviser/Administrator
Marketocracy Capital Management LLC
1200 Park Place, Suite 100
San Mateo, CA 94403

Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(Toll-Free) 1-888-884-8482

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY  11530

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report and the financial statements contained in it are provided for the general information of the shareholders of Marketocracy Funds.  To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit funds.marketocracy.com.

Please read it carefully before you invest or send money.

Investment Act No. 811-09445

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Marketocracy Funds

By (Signature and Title)* /s/ Kendrick W. Kam
    Kendrick W. Kam, President & Treasurer

Date   03/02/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Kendrick W. Kam
    Kendrick W. Kam, President & Treasurer

Date   03/02/2011

* Print the name and title of each signing officer under his or her signature.